ANNUAL MEETING NOVEMBER 28, 2016 Executing Our Strategic Plan With A Sense Of Urgency

This presentation includes “forward‐looking statements” within the meaning of the Private Securities  Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,”  “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,”  “could,” or “may.” Forward‐looking statements are not historical facts but instead represent management’s  current expectations and forecasts regarding future events many of which are inherently uncertain and  outside of our control. Actual results may differ, possibly materially from those currently expected or  projected in these forward‐looking statements. Factors that could cause our actual results to differ  materially from those described in the forward‐looking statements, include expected cost savings,  synergies and other financial benefits from pending and recent acquisitions might not be realized within  the expected time frames or at all, and costs or difficulties relating to integration matters might be greater  than expected; increased competitive pressures; changes in the interest rate environment; changes in  general economic conditions and conditions within the securities markets; legislative and regulatory  changes; and other factors described in HomeTrust’s latest annual Report on Form 10‐K and Quarterly  Reports on Form 10‐Q and other filings with the Securities and Exchange Commission‐which are available  on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the  forward‐looking statements that we make in this presentation or our SEC filings are based upon  management’s beliefs and assumptions at the time they are made and may turn out to be wrong because  of inaccurate assumptions we might make, because of the factors illustrated above or because of other  factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any  forward‐looking statements to reflect the occurrence of anticipated or unanticipated events or  circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016  and beyond to differ materially from those expressed in any forward‐looking statements by, or on behalf  of, us and could negatively affect our operating and stock performance. 2 Forward-looking Statements

3 HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 446 Locations: 39 (NC,SC,VA,TN) Stock Price: $24.00(1) Total Assets: $2.8 billion Price to TBV: 124% Total Loans: $1.8 billion Market Cap: $432.0 million(1) Total Deposits: $1.8 billion Average Daily Trading Volume: 39,305 (1) Outstanding Shares: 18,000,750(1) Shares Repurchased (2) (since conversion on July 11, 2012) 5,351,065 or approx. 29% Financial data as of 9/30/16 (1)As of 11/25/16

Phase I: Created a Foundation For Growth  Lines of Business – Infrastructure and Talent  Markets To Grow In Phase II: Executing Our Strategic Plan with a Sense of Urgency  Sound and Profitable Organic Growth  Loans  Deposits  Lower our efficiency ratio  Noninterest income growth  Expense management  Streamlining current processes  Continue buying back shares opportunistically  Highly accretive in-market acquisitions Transitioning to a High Performing Community Bank  Consistently improving performance  Creating value for shareholders 4 Transitioning to a High Performing Community Bank

5 Strong Footprint for Growth

6 Commercial Production by Market Legacy / New Markets $23 $38 $57 $54 $70 $12 $141 $256 $69 $195 $326 2012 2013 2014 2015 2016  $‐  $50  $100  $150  $200  $250  $300  $350 Commercial Production Legacy New markets Total Commercial Production 83%  73%  82%  27%  17%  Fiscal Year Ended Production by market above excludes municipal leases. Dollars in millions 18%

7 Loan Portfolio Composition 5-Year CAGR of 8.27% Dollars in millions Increased commercial loan  portfolio by $339 million or  82% since 2012 $621  $602  $660  $651  $624  $200  $181  $223  $335  $459  $411  $383  $615  $700  $750   $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600  $1,800  $2,000 2012 2013 2014 2015 2016 L o a n   B a l a n c e Fiscal Year Ended 1‐4 Family Other Retail Consumer Commercial

8 Total Deposits 51% 47% 40% 31% 25% 49% 53% 60% 69% 75% $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2012* 2013 2014 2015 2016 09/30/2016 Time Deposits Core Deposits (checking, savings, money market) $1,803 $1,155 $1,239 $1,583 $1,872 Fiscal Year Ended *Excludes $264.2 million in stock conversion escrow account $1,794 77% 23% Dollars in millions

9 Checking Accounts $231 $256 $419 $591 $629 $651 $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 2014 2015 2016 9/30/2016 Dollars in millions Fiscal Year Ended

10 Increase Noninterest Income Growth Treasury Management  Increased deposit product pricing January 2016  Deposit fees increased 8% in 4th quarter fiscal 2016 compared to 3rd quarter  Added new/improved merchant services program  Increased fee income from provider  New purchase card program  Bank receives larger share of debit card revenue  Increased discipline and monitoring of fee waivers and refunds Mortgage Banking  Increased originations  Added loan officers in new markets

11 Creating Efficiencies/Expense Management  October 2015 – consolidated six branches - $1.2MM in expected annual savings  December 2015 – Converted from a national bank charter to a state chartered bank - $350,000 in expected annual savings  May 2016 – Branch optimization staffing study - $375,000 in expected annual savings  June 2016 – Changed health care insurance providers to avoid $700,000 expense increase for the coming fiscal year  Continued rigorous focus on efficiencies/expense management

(Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC 12 Stock Buybacks Percent Purchased Shares Total Cost Avg Cost / Share 1st Buyback (completed 4/29/13) 4% 846,400 13,299$ 15.71$ 2nd Buyback (completed 12/2/13) 5% 1,041,245 17,055$ 16.38$ 3rd Buyback (completed 11/18/14) 5% 989,183 15,589$ 15.76$ 4th Buyback (completed 8/5/15) 5% 1,023,266 16,298$ 15.93$ 5th Buyback (completed on 1/20/16) 5% 971,271 18,089$ 18.62$ 6th Buyback (approved on 12/15/15) 5% 479,700 8,634$ 18.00$ Total repurchased through June 30, 2016 29% 5,351,065 88,964$ 16.63$ Remaining Shares to be purchased through 6th Buyback 443,155 Total Shares Repurchased / Authorized 5,794,220

13 TriSummit – Compelling Transaction Significant market overlap to increase efficiencies Shared community bank culture Experienced commercial & retail banking teams Ability to expand TriSummit’s current relationships Extensive due diligence  30% earnings accretion in fiscal 2018

14 Growth Since Conversion – Including TriSummit Mutual/Stock Conversion Pro Forma (1) 09/30/2012 09/30/2016 $ % A Total Assets $ 1,603 $ 3,082 $ 1,479 92% B Total Loan Portfolio $ 1,203 $ 2,133 $ 930 77% 1-4 Family 611 690 79 13% HELOC’s & Other Consumer 195 385 190 97% Indirect Auto - 122 122 100% Commercial Real Estate 232 596 364 157% Commercial Constr. & Development 38 140 102 267% Other Commercial 127 201 74 58% C Total Deposit Portfolio $ 1,160 $ 2,078 918 79% Checking Accounts 239 728 489 205% Money Market/Savings 337 806 469 139% Time Deposits 584 544 (40) -7% D Locations 20 41 21 105% Conversion Change Since (1) Pro Forma based on SNL Financial and Company filings as of 9/30/16. Certain adjustments have been  made in relation to acquisition accounting as required by U.S. GAAP.

100 120 140 160 180 200 220 240 07/11/2012 09/30/2012 12/31/2012 03/31/2013 06/30/2013 09/30/2013 12/31/2013 03/31/2014 06/30/2014 09/30/2014 12/31/2014 03/31/2015 06/30/2015 09/30/2015 12/31/2015 03/31/2016 06/30/2016 09/30/2016 11/25/2016 HTBI (IPO Price @ $10) HTBI NASDAQ Bank NASDAQ 15 Total Shareholder Return Performance

16 Quarter Ended September 30, 2016 Highlights (Dollars in thousands, except per share amounts) Source: October 28, 2016 earnings release. As Reported 09/30/2016 09/30/2015 Amount Percent Net income 3,824$ 2,564$ 1,260$ 49% EPS 0.22$ 0.14$ 0.08$ 57% ROA 0.55% 0.37% 0.18% 49% Net Interest Margin (tax equivalent) 3.44% 3.37% 0.07% 2% Organic Loan Growth: $ Growth 24,020$ 26,457$ % Growth (annualized) 5.70% 6.60% Organic Loan Growth - Excluding 1-4 Family: $ Growth 32,268$ 32,078$ % Growth (annualized) 11.40% 12.50% Change

Thank you Stan Allen and Andy Smith! 17 Celebrating Leadership and Service HomeTrust Directors retiring today Stan Allen Andy Smith

18 Transitioning to a High Performing Community Bank Phase I: Created a Foundation For Growth Phase II: Executing Our Strategic Plan with a Sense of Urgency Transitioning to a High Performing Community Bank  Consistently improving performance  Creating value for shareholders Thank You Shareholders & HomeTrust Team!

Thank You Shareholders and HomeTrust Team! 19

 In accordance with the Rules of Conduct, each  shareholder or proxyholder has an opportunity to ask questions or make comments.  After you are recognized, proceed to the microphone.  Please identify yourself by stating your name and  whether you are a stockholder or hold the proxy for a shareholder.  In order to provide all shareholders an opportunity to  speak, questions and/or comments should be limited  to two minutes per shareholder.  Please direct all questions and comments to the  Chairman, President and Chief Executive Officer. 20 Questions and Comments